Income Taxes	3 Months Ended
Aug. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7 – INCOME TAXES

The tax effects of temporary differences that give rise to deferred tax assets are presented below:

Deferred Tax Assets:
Net operating loss carryforward	$74,000
Stock-based compensation	-

Total deferred tax assets	74,000

Valuation allowance	(74,000)

Deferred tax asset, net of valuation allowance	$-

Changes in valuation allowance	$-

The income tax provision (benefit) consists of the following:

Federal:
Current	$22,200
Deferred	(22,200)

State and local:
Current	7,400
Deferred	(7,400)

Change in valuation allowance	-
Income tax provision (benefit)	$-

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

Tax benefit at federal statutory rate	(34.0)%
Other non-deductible compensation subject to SEC 162(M)	10.1%
Permanent differences	5.9%
Change in valuation allowance	18.0%
Effective income tax rate	0%

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the Company’s history of losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized.

At August 31, 2016, the Company had approximately $74,000 of federal net operating losses that may be available to offset future taxable income. The net operating loss carry forwards, if not utilized, will expire from 2036 for federal purposes. In accordance with Section 382 of the Internal Revenue Code, the usage of the Company’s net operating loss carry forwards are subject to annual limitations in the event of a greater than 50% ownership change.

The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions and is subject to examination by taxing authorities beginning with the current period ended August 31, 2016.